UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TRANSCAT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

These Definitive Additional Materials are being filed solely to amend and replace the sample notice of internet availability of proxy materials (the “Notice”) previously filed by Transcat, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 22, 2021 (the “Original Filing”). After the Original Filing, the Company discovered that, due to a clerical error, an incorrect version of the sample Notice was inadvertently filed with the SEC. Please note that a correct version of the Notice was mailed or made available to the Company’s shareholders. These Definitive Additional Materials apply only to the version of the sample Notice originally filed with the SEC.

Your Vote Counts! TRANSCAT, INC. 2021 Annual Meeting Vote by September 7, 2021 11:59 PM ET
TRANSCAT, INC. 35 VANTAGE POINT DRIVE ROCHESTER, NY 14624

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You invested in TRANSCAT, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 8, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 25, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 8, 2021 12:00 PM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/TRNS2021

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees: 01) Craig D. Cairns 02) Oksana S. Dominach 03) Lee D. Rudow 04) Carl E. Sassano	For
2.	To approve, on an advisory basis, the compensation of our named executive officers.	For
3.	To ratify the selection of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending March 26, 2022.	For
4.	To approve the Transcat, Inc. 2021 Stock Incentive Plan.	For

NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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